GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.14
Home Equity Loan Pass-Through Certificates,
Series 1996-HE1
EXHIBIT J
DISTRIBUTION DATE STATEMENT

JANUARY, 1997

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single
     Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

                          CUSIP#

          Class A1     36157TVQ1                  38.87123804
                       -------------          ---------------
          Class A2     36157TVR9                   0.00000000
                       -------------          ---------------
          Class A3     36157TVS7                   0.00000000
                       -------------          ---------------
          Class A4     36157TVT5                   0.00000000
                       -------------          ---------------
          Class A5     36157TVU2                   0.00000000
                       -------------          ---------------
          Class AL     36157TVW8                   0.00000000
                       -------------          ---------------
          Class R1     36157TVX6                   0.00000000
                       -------------          ---------------
          Class R2     36157TVY4                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest Pay-out
          Rate:

                        CUSIP#

          Class A1     36157TVQ1                   3.75238312              6.30%
                       -------------          ---------------   ---------------
          Class A2     36157TVR9                   5.54166667              6.65%
                       -------------          ---------------   ---------------
          Class A3     36157TVS7                   5.83333333              7.00%
                       -------------          ---------------   ---------------

          Class A4     36157TVT5                   6.08333333              7.30%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                   6.37500000              7.65%
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                   6.16666667              7.40%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   0.00167191              2.01%
                       -------------          ---------------   ---------------

     (3) Servicing Compensation:                    52,841.42
                                              ---------------

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     The amounts below are for the
     aggregate of all Certificates:

     (4) Pool Principal Balance;               113,799,004.35
                                              ---------------

          number of Mortgage
          Loans:                                        1,454
                                              ---------------

     (5) Principal Prepayments included for
         Defaulted Mortgage Loans, Defective
          Mortgage Loans, or Liquidating Loans           0.00
                                              ---------------

     (6)  Class Certificate Principal
          Balance of each Class;
          Certificate Principal Balance
          of Single Certificate of each
          class:

                                                 Single
                                               Certificate
 Class         CUSIP #     Class Balance         Balance
 -----------------------------------------------------------
 Class A1    36157TVQ1     34,469,288.56        675.86840314
             -----------------------------------------------
 Class A2    36157TVR9     31,000,000.00       1000.00000000
             -----------------------------------------------
 Class A3    36157TVS7     16,000,000.00       1000.00000000
             -----------------------------------------------
 Class A4    36157TVT5      7,521,906.00       1000.00000000
             -----------------------------------------------
 Class A5    36157TVU2     10,025,376.00       1000.00000000
             -----------------------------------------------
 Class AL    36157TVW8     12,800,000.00       1000.00000000
             -----------------------------------------------
 Class R1    36157TVX6              0.00          0.00000000
             -----------------------------------------------
 Class R2    36157TVY4              0.00          0.00000000

             -----------------------------------------------

     (7)  Book value of real estate
          acquired on behalf of
          Certificateholders; number
          of related Mortgage Loans:

                                                         0.00
                                              ---------------
                                                         0.00
                                              ---------------

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     (8)  Aggregate Scheduled Principal
          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                 3,121,807.91
                                              ---------------
                                                           60
                                              ---------------
          Two Payments Delinquent                  474,490.42
                                              ---------------
                                                            9
                                              ---------------
          Three or more Payments Delinquent        687,809.62
                                              ---------------
                                                            9
                                              ---------------
          TOTAL                                  4,284,107.95
                                              ---------------
                                                           78
                                              ---------------

                                              ---------------
          In foreclosure                           164,676.25
                                              ---------------
                                                            1
                                              ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:

                                                         0.00
                                              ---------------

     (10) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TVQ1                         0.00
                       -------------          ---------------
          Class A2     36157TVR9                         0.00

                       -------------          ---------------
          Class A3     36157TVS7                         0.00
                       -------------          ---------------
          Class A4     36157TVT5                         0.00
                       -------------          ---------------
          Class A5     36157TVU2                         0.00
                       -------------          ---------------
          Class AL     36157TVW8                         0.00
                       -------------          ---------------
          Class S      36196HE1S                         0.00
                       -------------          ---------------

     (11) Class Certificate Interest
          Rate:

          Class A4     36157TVT5                    45,758.26            14.950%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                    63,911.77            15.050%
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                    78,933.33             7.400%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   190,261.69             2.006%
                       -------------          ---------------   ---------------

     (12) Maximum Amount:                       10,909,689.02
                                              ---------------

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     (13) Amount Available:                      8,800,427.17
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                          GE CAPITAL MORTGAGE SERVICES, INC.


                          By: /S/ Pamela L. Monahan
                          -----------------------------------------
                          Name:  Pamela L. Monahan
                          Title:  Vice President Financial Information